OPPENHEIMER CONCENTRATED GROWTH FUND
                   Class Y Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and --------------------- other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

(upper right corner) [share certificate no.] XX-000000

(upper right box, CLASS Y SHARES below cert. no.)

(centered below boxes) Oppenheimer Concentrated Growth Fund

A Massachusetts Business Trust

(at left)  THIS IS TO CERTIFY THAT
(at right) SEE REVERSE FOR
                                             CERTAIN DEFINITIONS

                                          (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS Y SHARES OF
BENEFICIAL INTEREST, par value $.001 per share

   OPPENHEIMER CONCENTRATED GROWTH FUND

(hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                Dated:
                                                              (at right of seal)

                                                                (signature)
(signature)

                                                                Brian W. Wixted
Bridget A. Macaskill
                                                        -----------------------
-------------------
                                                                     Treasurer
President

                   123
                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER CONCENTRATEDGROWTH FUND
                                     SEAL
                                     2001
                         COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)
Countersigned

OppenheimerFunds Services
                                    [A
Division Of OppenheimerFunds, Inc.]

Denver (CO) Transfer Agent

                                    By
----------------------------
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads --------------------- from top to bottom of 11" dimension)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________ Custodian --------------- (Cust)
(Minor)

                              UNDER
UGMA/UTMA ___________________
                                                      (State)


Additional abbreviations may also be used though not on above list.

For Value Received  ................  hereby sell(s),  assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE AND PROVIDE CERTIFICATION BY TRANSFEREE (box for identifying number)



(Please print or type name and address of assignee)

________________________________________________Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

Signed:
--------------------------


-----------------------------------
 (Both must sign if joint owners)


Signature(s) __________________________

guaranteed  Name of Guarantor
    by:
   -----------------------------
  Signature of

Officer/Title

(text printed NOTICE: The signature(s) to this assignment must correspond vertically to right correspond with the name(s) as written upon the face of the of above paragraph certificate in every particular without alteration or enlargement or any change whatever.

(text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s) prospectus of the Fund.


PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype




                   THIS SPACE MUST NOT BE COVERED IN ANY WAY